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                                                                     EXHIBIT 4.1

                      [Form of common stock certificate]

                            [Front of certificate]


  Number                     MASTER GRAPHICS, INC.                  Shares
  MG                          Leading by Serving

     Common Stock                                                   Common Stock

             Incorporated Under the Laws of the State of Tennessee

                                                       CUSIP 576346 10 0

                                             See reverse for certain definitions


  This certifies that

  is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE PER SHARE OF Master Graphics, Inc. (the "Corporation") transferrable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, the Corporation has caused the facsimile signatures of its duly authorized officers and its corporate seal to be affixed hereto.

Dated:
      /s/ Lance T. Fair                         /s/ John P. Miller
      Chief Financial Officer and Secretary     Chairman of the Board, President
                                                and Chief Executive Officer


  Countersigned and registered:
  Union Planters Bank, N.A. (Memphis, Tennessee)
  Transfer Agent and Registrar

  Authorized Signature
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                           [reverse of certificate]

                             MASTER GRAPHICS, INC.

     MASTER GRAPHICS, INC. will furnish to any shareholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the corporation or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

  TEN COM - as tenants in common     UNIF GIFT MIN ACT ________Custodian________
  TEN ENT - as tenants by the entireties                (Cust)           (Minor)
  JT TEN  - as joint tenants with right of             under Uniform Gifts to
                survivorship and not as                       Minors Act _______
                tenants in common                                        (State)
  COM PROP- as community property
             (until age ________)    UNIF TRF MIN ACT-________Custodian_________
                                                under Uniform Transfer to Minors
                                                              Act________
                                                                 (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, ____________ hereby sell, assign and  transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

        _______________________________________________________  shares represented by this Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________ Attorney
          to transfer the said shares on the books of the Corporation before power of substitution and the premises.

  Dated:__________

  NOTICE:THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
    WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
              ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



    Signature(s) Guaranteed: ______________________________________________

     The signatures should be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature medallion program), pursuant to S.E.C. Rule 17Ad-15.